EXHIBIT 10.62
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                             SUBORDINATION AGREEMENT

     This Subordination Agreement (the "Agreement") is made as of May 15, 2007 by and between Joseph Gunnar & Co., LLC, as agent for certain Noteholders ("Creditor"), and Sand Hill Finance, LLC ("SHF").

                                    RECITALS

     To induce SHF to purchase accounts and extend credit to Bridgeline Software, Inc., a Delaware corporation ("Borrower"), from time to time, or to grant such renewals or extension of any such credit or purchase, Creditor is willing to subordinate, subject to and to the extent set forth below: (i) Borrower's indebtedness and obligations to Creditor, whether presently existing or arising in the future, to the extent and insofar as such amount does not exceed Three Hundred Seventy Five Thousand dollars (US$375,000) (the "Subordinated Debt") to all of Borrower's indebtedness and obligations to SHF; and (ii) all of Creditor's security interests, if any, in the Borrower's property, to all of SHF's security interests in the Borrower's property.

     In consideration of the aforesaid existing loans and extensions of credit and financial accommodations previously made by SHF to the Borrower and of any and all future loans extensions of credit and financial accommodations that hereafter may be made by SHF for the benefit of the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

     1. Creditor subordinates any security interest or lien that Creditor may have in any property of Borrower subject to and to the extent that the Borrower's indebtedness and obligations to Creditor, whether presently existing or arising in the future, does not or shall not exceed Three Hundred Seventy Five Thousand dollars (US$375,000). Notwithstanding the respective dates of attachment or perfection of the security interest of Creditor and the security interest of SHF, the security interest of SHF in the Collateral, as defined in the Financing Agreement between Borrower and SHF, dated as of the date hereof, as amended from time to time (the "Financing Agreement"), shall at all times be prior to the security interest of Creditor. Capitalized terms not otherwise defined herein shall have the same meaning as in the Financing Agreement.

     2. The Subordinated Debt is subordinated in right of payment to all obligations of Borrower to SHF now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys' fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any Bankruptcy, reorganization or similar proceeding, and all obligations under the Financing Agreement (the "Senior Debt").

     3. Creditor will not demand or receive from Borrower (and Borrower will not pay to Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to the Collateral, nor will Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, for so long as any portion of the Senior Debt remains outstanding; PROVIDED, HOWEVER, that, notwithstanding the foregoing, Creditor, without the consent of or notice to SHF, may (a) in any insolvency or liquidation proceeding, assert its

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claims with respect to its rights and security interest in the Collateral owing to it (including, without limitation, filing any proof of claim) and vote such claims, (b) take any action to preserve or protect the validity and enforceability of its security interests in the Collateral so long as such action is not inconsistent with this Agreement, (c) file any necessary responsive or defensive pleadings in opposition to any pleading objecting to or seeking disallowance of the Creditor's claims or otherwise make any agreements or file any motions pertaining to the secured obligations owing to it, in each case to the extent not inconsistent with the terms of this Agreement, (d) exercise rights and remedies available to an unsecured creditor with respect to the Collateral, and (e) exercise any rights or remedies with respect to the property and assets of the Borrower other than the Collateral, subject in all cases to SHF's first priority security interest and right to receive the proceeds of any Collateral before Creditor. SHF shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to the property and assets of the Borrower other than the Collateral, judicially or non-judicially, or attempt to do any of the foregoing, without the prior written consent of the Creditor, which shall be a matter of the Creditor's sole discretion. Creditor shall be entitled to receive each regularly scheduled payment of interest under any promissory note issued by Borrower to Creditor evidencing the Subordinated Debt, provided that no Event of Default (as defined in the Financing Agreement) has occurred under the Financing Agreement that is continuing or would exist immediately after giving effect to such payment. Creditor shall promptly deliver to SHF in the form received (except for endorsement or assignment by Creditor where required by SHF) for application to the Senior Debt any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

     4. This Agreement shall remain effective for so long as SHF has any obligation to make credit extensions to Borrower or Borrower owes any amounts to SHF under the Financing Agreement or otherwise. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by SHF for any reason (including, without limitation, the Bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to SHF all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, SHF may take such actions with respect to the Senior Debt as SHF, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect SHF's rights hereunder.

     5. Notwithstanding any provision herein to the contrary, nothing contained in this Agreement shall apply to or restrict any portion of the Subordinated Debt from being converted into Borrower's equity securities in accordance with its existing terms.

     6. This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of SHF. This Agreement is solely for the benefit of Creditor and SHF and not for the benefit of Borrower or any other party. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which

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together shall constitute one instrument. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by SHF or Borrower in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and SHF.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles. Creditor and SHF submit to the jurisdiction of the state and federal courts located in San Mateo County, California. CREDITOR AND SHF WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN. If the jury waiver set forth in this Section is not enforceable, then any dispute, controversy or claim arising out of or relating to this Agreement or any of the transactions contemplated herein shall be settled by final and binding arbitration held in Menlo Park, California in accordance with the then applicable Commercial Arbitration Rules of the American Arbitration Association. Judgment upon any award resulting from arbitration may be entered into and enforced by any state of federal court having jurisdiction thereof. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys' fees, incurred in such action.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                         "Creditor"

                                         JOSEPH GUNNAR & CO., LLC., As Agent for
                                         certain Noteholders

                                         By: /S/ STEPHAN STEIN
                                             ----------------------------------
                                         Title: CHIEF OPERATING OFFICER
                                                -------------------------------

                                         "SHF"

                                         SAND HILL FINANCE, LLC

                                         By: /S/ MARK CAMERON
                                             ----------------------------------
                                         Title: PRESIDENT
                                                -------------------------------

     The undersigned approves of the terms of this Agreement.

                                         "Borrower"

                                         BRIDGELINE SOFTWARE, INC.

                                         By: /S/ GARY CEBULA
                                             ----------------------------------
                                         Title: CHIEF FINANCIAL OFFICER
                                                -------------------------------